UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 30, 2005
                Date of report (Date of earliest event reported)

                        Humphrey Hospitality Trust, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

       0-25060                                        52-1889548
(Commission File Number)                   (IRS Employer Identification No.)

         309 North Fifth Street
              Norfolk, NE                              68701
(Address of Principal Executive Offices)             (Zip Code)

                                 (402) 371-2520
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 4.02.  Non-Reliance on Previously Issued Financial  Statements or a Related
Audit Report or Completed Interim Review.

     (a) In order to comply with the requirements of Statement of Financial Accounting Standards ("FAS") No. 109, Accounting for Income Taxes, and to properly reflect an accrued liability for vested vacation benefits, Humphrey Hospitality Trust, Inc. has determined that certain restatement adjustments to previously issued financial statements are required for fiscal 2002, 2003 and the first three quarters of 2004.

     On March 30, 2005, the company's Audit Committee, upon the recommendation of management, determined that the company's previously issued financial statements for the fiscal years ended December 31, 2002 and 2003 as well as the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be restated. Accordingly, such financial statements and the related Independent Auditors' Reports included therein should no longer be relied upon until such financial statements have been restated. The Audit Committee has discussed these matters with the company's independent registered public accounting firm, KPMG LLP. The company expects to restate the financial information in the Form 10-K it will file with the Securities and Exchange Commission for its fiscal year ended December 31, 2004.

     Management has determined that in accordance with FAS 109, a deferred tax liability and related income tax expense should have been recorded for the year ended December 31, 2002 as well as a tax benefit effect arising from the change in tax timing issues, primarily depreciation, which should have been reflected for the period ended December 31, 2003 and for the first three quarters of 2004. Additionally the company should have recorded a liability to reimburse the management company for the vested accrued vacation costs for the hotel employees of the management company for the period ending December 31, 2002. The recording of the vested vacation accrual created a deferred tax asset which reduced the impact on income tax expense for the period ended December 31, 2002. As a result of the preceding changes, adjustments will be made to the company's December 31, 2002 and 2003 quarterly and annual financial statements, as well as the first three quarters of 2004. The restated financial statements will reflect an adjustment to the deferred tax liability, and accrued expenses with an impact on hotel operating expenses and income tax expense for the quarterly financial statements representing 2002 and 2003, as well as the first three quarters of 2004. While the adjustments impact the net income of the company they do not impact cash flows from operating, investing or financing activities or the actual dividends paid to the stockholders.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Humphrey Hospitality Trust, Inc.


Date:  March 30, 2005              By:    /s/ Donavon A. Heimes
                                      ------------------------------------------
                                      Name:   Donavon A. Heimes
                                      Title:  Chief Financial Officer, Treasurer
                                               and Secretary